                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [_]


Check the appropriate box:
[_]     Preliminary Proxy Statement

[X]     Definitive Proxy Statement

[_]     Definitive Additional Materials

[_]     Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

[_]     Confidential, for Use of the Commission Only
        (as Permitted by Rule 14a-6(e)(2))


                        International Network Services
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

[_]     Fee paid previously with preliminary materials.

[_]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

Notes:

                   [LOGO OF INTERNATIONAL NETWORKS SERVICES]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON OCTOBER 30, 1997

To the Shareholders:

  Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of International Network Services (the "Company"), a California corporation, will be held on Thursday, October 30, 1997 at 1:00 p.m., local time, at the Company's headquarters at 1213 Innsbruck Drive, Sunnyvale, California 94089, for the following purposes:

  1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2. To ratify the appointment of Price Waterhouse LLP as independent accountants of International Network Services for the fiscal year ending June 30, 1998.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only holders of record of the Company's Common Stock at the close of business on September 8, 1997 are entitled to notice of and to vote at the Annual Meeting.

  All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

                                          By Order of the Board of Directors


                                          /s/ Kevin J. Laughlin

                                          KEVIN J. LAUGHLIN
                                          Vice President, Finance,
                                          Chief Financial Officer and
                                           Secretary

Sunnyvale, California
September 24, 1997


 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                        INTERNATIONAL NETWORK SERVICES

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF SHAREHOLDERS

                              PROCEDURAL MATTERS

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of International Network Services (the "Company"), a California corporation, for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, October 30, 1997 at 1:00 p.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's headquarters at 1213 Innsbruck Drive, Sunnyvale, California 94089, and the telephone number at that location is (408) 542-0100.

  This Proxy Statement and the enclosed proxy were mailed on or about September 24, 1997, together with the Company's 1997 Annual Report to Shareholders, to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE

  Only holders of record of the Company's common stock, no par value (the "Common Stock"), at the close of business on September 8, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 32,216,544 shares of the Company's Common Stock were outstanding and the Company had 216 shareholders of record. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

PROXIES; REVOCABILITY OF PROXIES

  All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

  A shareholder may revoke any proxy given pursuant to this solicitation at any time before it is voted by delivering to the Company's Corporate Secretary a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy, or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

  Each shareholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

  The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes and abstentions from the calculation of shares entitled to vote.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

  Any proposal of a shareholder of the Company which is intended to be presented by such shareholder at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than May 27, 1998 in order for such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

  The Company's Bylaws provide that shareholders intending to nominate candidates for election as directors or to bring business before an annual meeting of shareholders which were not included in the Company's proxy statement must give timely notice in proper form of his or her intent to bring such nomination or such business before such annual meeting. To be timely, such shareholder's notice must be delivered to or mailed and received by the Secretary of the Company not less than 90 days prior to the annual meeting. However, the Bylaws also provide that, where less than 100 days notice or prior public disclosure of the date of the shareholders' meeting is given, advance notice of shareholder nominations for the election of directors or business to be brought before the annual meeting must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a shareholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

  A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been duly elected and qualified. Douglas Leone, a current member of the Board of Directors who is affiliated with a venture capital investor in the Company, is not seeking re-election and there will be a vacancy on the board.

  The name and certain information regarding each nominee are set forth below. There are no family relationships among directors or executive officers of the Company.

NAME                AGE(1)             POSITION WITH THE COMPANY
----                ------             -------------------------
Donald K. McKinney    48   Chairman of the Board and Chief Executive Officer
John L. Drew          41   President, Chief Operating Officer and Director
Douglas C. Allred     46   Director
Vernon R. Anderson    66   Director
David Carlick         47   Director
Lawrence G. Finch     63   Director

--------
(1) As of September 8, 1997

  Donald K. McKinney. Mr. McKinney, the founder of the Company, served as President and Chief Executive Officer and Director from the Company's inception in August 1991 until January 1996 and has since served as Chairman of the Board and Chief Executive Officer. Mr. McKinney served as the Vice President of Sales and Marketing of Electronics for Imaging, Inc., a provider of hardware and software products for the digital color imaging market, from May 1989 to February 1991. Mr. McKinney has also served in various sales, management and consulting positions at Sequoia Capital, Silicon Graphics, Inc., Chromatics and IBM. Mr. McKinney is also on the Board of Directors of C-Cube Microsystems and several privately held companies.

  John L. Drew. Mr. Drew served as Vice President of Operations from June 1994 to January 1996 and has since served as President and Chief Operating Officer. Mr. Drew is also a Director of the Company. Prior to joining the Company, Mr. Drew was Vice President and General Manager for the Network Enable Division of Unisys Corporation from April 1991 to June 1994. Mr. Drew also served in other finance, marketing and management positions for Unisys Corporation from July 1984 to March 1991.

  Douglas C. Allred. Mr. Allred has served as a member of the Company's Board of Directors since January 1997. Mr Allred has served as Senior Vice President, Customer Advocacy World Wide Systems, Support, Services since November 1996 at Cisco Systems, Inc. a provider of networking equipment, where he is responsible for customer support services including technical support services, customer service and field support for Cisco's customers and partners worldwide. He is also responsible for Cisco's internal information and network services. Mr. Allred held the position of Vice President, Customer Advocacy from August 1991 to November 1996. Prior to joining Cisco, Mr. Allred was Vice President of Oracle's worldwide support group. Earlier, he was Vice President of Information Systems at a division of General Electric.

  Vernon R. Anderson. Mr. Anderson has served as a member of the Company's Board of Directors since April 1992 and served as Chairman of the Board from April 1992 to January 1996. Mr. Anderson has been a private investor and management advisor since January 1994. Mr. Anderson was the President, Chief Executive Officer and Vice Chairman of Axel Johnson, Inc., a diversified industrial company, from March 1988 to October 1989, and Vice Chairman from October 1989 to December 1993. Mr. Anderson was a founder, President and Chief Executive Officer of Silicon Graphics, Inc., Collagen Corporation and Vidar Corporation.

  David Carlick. Mr. Carlick has served as a member of the Board of Directors since April 1992. Mr. Carlick was the founder of Carlick Advertising in 1981, which merged with Poppe Tyson in 1993, and was an Executive Vice President and Director of Poppe Tyson from 1993 to March 1997. Since April 1997, Mr. Carlick has served as President of PowerAgent, an internet advertising agency.
Mr. Carlick is on the board of directors of several privately held companies.

  Lawrence G. Finch. Mr. Finch has served as a member of the Board of Directors since June 1993. Mr. Finch has been a partner of Sigma Partners since 1989. Mr. Finch is on the Board of Directors of Phoenix Technologies Ltd., Splash Technology Inc. and several privately held companies.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors held a total of 5 meetings (including regularly scheduled and special meetings) during fiscal 1997 and also took certain actions by written consent. No incumbent director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors while they served on the board, and (ii) the total number of meetings held by all committees on which he served, except Mr. Carlick who attended 67% of the Audit Committee meetings.

  The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. The Company has no nominating committee or a committee performing a similar function.

  The Audit Committee, which currently consists of Messrs. Anderson, Carlick and Finch, is responsible for (i) recommending engagement of the Company's independent accountants, (ii) approving the services performed by such accountants, (iii) consulting with such accountants and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results,
(v) reviewing the Company's control procedures and personnel, and
(vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held 3 meetings during fiscal 1997.

  The Compensation Committee, which currently consists of Messrs. Anderson and Leone, is responsible for (i) reviewing and approving the compensation and benefits for the Company's executive officers, (ii) administering the Company's stock plans and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held 7 meetings during fiscal 1997 and also took certain actions by written consent.

DIRECTOR COMPENSATION

  Members of the Company's Board of Directors do not receive compensation for their services as directors. Directors are eligible to receive stock option grants to purchase Common Stock under the Company's 1996 Stock Plan and in May 1997, Messrs. Anderson, Finch and Leone, non-employee directors of the Company, each received an option to purchase 25,000 shares of Common Stock. Mr. Carlick, also a non-employee director, received an option to purchase 15,000 shares of Common Stock. Vesting of these stock options began on the date of grant, except for the option granted to Mr. Anderson that began vesting on September 20, 1997. The options vest monthly over a 50 month period.

  In addition, all directors are reimbursed for expenses incurred in attending board meetings.

REQUIRED VOTE

  The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under California law. The proxies cannot be voted for a greater number of persons than six.

RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RE-ELECTION OF MESSRS. MCKINNEY, DREW, ALLRED, ANDERSON, CARLICK AND FINCH .

                                PROPOSAL NO. 2

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected Price Waterhouse LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 1998. Price Waterhouse LLP has audited the Company's financial statements since the Company's inception. A representative of Price Waterhouse LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

  The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event that the shareholders do not approve the selection of Price Waterhouse LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors.

RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of Common Stock of the Company as of September 8, 1997 for the following: (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

                                                       NUMBER OF
                                                         SHARES
                                                      BENEFICIALLY PERCENTAGE
     NAME OF BENEFICIAL OWNER                           OWNED (1)  OF TOTAL(1)
     ------------------------                         ------------ ----------
     Donald K. McKinney (2)                            10,580,114     32.8%
      c/o International Network Services
      1213 Innsbruck Drive
      Sunnyvale, CA 94089
     Sequoia Capital (3)                                1,633,346      5.1%
      Douglas Leone
      3000 Sand Hill Road
      Building 4, Suite 280
      Menlo Park, CA 94025
     Sigma Partners (4)                                   999,724      3.1%
      Lawrence G. Finch
      2884 Sand Hill Road, Suite 121
      Menlo Park, CA 94025
     Cisco Systems, Inc. (5)                            2,581,612      8.0%
      Douglas C. Allred
      170 West Tasman Drive
      San Jose, CA 95134
     John L. Drew (6)                                     716,000      2.2%
     Vernon R. Anderson (7)                               405,942      1.3%
     Kevin J. Laughlin (8)                                301,396        *
     David Carlick (9)                                     62,100        *
     All directors and executive officers as a group
      (8 persons) (10)                                 17,280,234     53.6%

--------
 * Represents beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

 1. Based on 32,216,544 shares outstanding as of September 8, 1997. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 8, 1997 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.

 2. Includes 10,578,581 shares held by the McKinney Family Trust, of which Mr. McKinney is a trustee. Of these shares, 264,000 shares were subject to a repurchase option in favor of the Company as of September 8, 1997.

 3. Includes 1,378,062 shares held by Sequoia Capital V, 67,507 shares held by Sequoia Technology Partners V, 119,111 shares held by Sequoia XXIII, 41,506 shares held by Sequoia XXIV and 23,660 shares held by Mr. Leone. Also includes 3,500 shares subject to options held by Mr. Leone that are exercisable within 60 days of September 8, 1997. Mr. Leone is a partner of Sequoia Capital and disclaims beneficial ownership of all shares held by the partnerships except to the extent of his pecuniary interest in the partnerships.

 4. Includes 59,340 shares held by Sigma Associates II, L.P., 767,631 shares held by Sigma Partners II, L.P. and 169,253 shares held by Mr. Finch. Also includes 3,500 shares subject to options held by Mr. Finch that are exercisable within 60 days of September 8, 1997. Mr. Finch is a partner of Sigma Partners and disclaims beneficial ownership of all shares except to the extent of his pecuniary interest in the partnerships.

 5. Mr. Allred, a director of the Company, is Senior Vice President, Customer Advocacy World Wide Systems, Support, Services at Cisco. Mr. Allred disclaims beneficial ownership of such shares.

 6. Includes 310,000 shares subject to a repurchase option in favor of the Company as of September 8, 1997.

 7. Includes 404,442 shares held by the Vernon R. & Lysbeth W. Anderson Family Trust of which Mr. Anderson is a trustee of which 1,000 shares are subject to a repurchase option in favor of the Company as of September 8, 1997. Also includes 1,500 shares subject to options held by Mr. Anderson that are exercisable within 60 days of September 8, 1997.

 8. Includes 73,000 shares subject to a repurchase option in favor of the Company as of September 8, 1997.

 9. Includes 5,600 shares subject to a repurchase option in favor of the Company as of September 8, 1997. Also includes 2,100 shares subject to options that are exercisable within 60 days of September 8, 1997.

10. Includes an aggregate of 653,600 shares subject to a repurchase option in favor of the Company as of September 8, 1997, and 10,600 shares subject to options that are exercisable within 60 days of September 8, 1997.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act of 1934 ("Section 16(a)") requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such executive officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

  Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons that all required Forms 5 have been filed, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and ten-percent shareholders were complied with.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Company's Compensation Committee is currently composed of Messrs. Anderson and Leone. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                      EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS OF THE COMPANY

  The executive officers of the Company as of September 8, 1997 were Donald K. McKinney, John L. Drew and Kevin J. Laughlin. For background information on Mr. McKinney and Mr. Drew, please see "Election of Directors -- Nominees."
Mr. Laughlin joined the Company in August 1993 as Director of Finance and Secretary, became Vice President of Finance in August 1994, and became Chief Financial Officer in July 1996. Mr. Laughlin was Controller of Electronics for Imaging, Inc., a provider of hardware and software products for the digital color imaging market, from November 1989 to July 1993. Mr. Laughlin also served as an Accounting Manager of Oracle Corporation and in various positions at Ernst & Young. Mr. Laughlin is 36 years old.

SUMMARY COMPENSATION TABLE

  The following table shows, as to the Chief Executive Officer and the Company's other executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year (the "Named Officers"), information concerning compensation earned for services to the Company in all capacities during the last two fiscal years.

                                                                    LONG TERM
                                                                   COMPENSATION
                                                                      AWARDS
                                                    ANNUAL         ------------
                                                 COMPENSATION       SECURITIES
                                       FISCAL -------------------   UNDERLYING
    NAME AND PRINCIPAL POSITION (1)     YEAR  SALARY ($) BONUS ($)  OPTIONS (#)
    -------------------------------    ------ ---------- --------  ------------

Donald K. McKinney                        1997  $245,000 $105,000         0
 Chairman of the Board and Chief          1996   200,000   60,000   600,000
 Executive Officer
John L. Drew                              1997   245,000  105,000         0
 President, Chief Operating Officer and   1996   200,000   60,000   250,000
 Director
Kevin J. Laughlin                         1997   148,000   37,500         0
 Vice President, Finance, Chief           1996   118,077   24,000    50,000
 Financial Officer and Secretary

--------
(1) Mr Drew was appointed President and Chief Operating Officer in
    January 1996, and Mr. Laughlin was appointed Chief Financial Officer in July 1996.

OPTION GRANTS IN LAST FISCAL YEAR

  There were no stock options granted to the Named Officers during the fiscal year ended June 30, 1997.

OPTION EXERCISES AND HOLDINGS

  There were no stock options exercised or held by the Named Officers during the fiscal year ended June 30, 1997. The Named Officers have exercised all options granted to them; however, unvested shares are subject to repurchase by the Company.

                             CERTAIN TRANSACTIONS

  In fiscal 1997, the Company recognized revenue of $1,663,583 from services provided to or on behalf of Cisco, which beneficially owns more than 5% of the Company's outstanding Common Stock. Mr. Allred, a director of the Company, is the Senior Vice President, Customer Advocacy, Worldwide Systems, Support, Services at Cisco.

  The Company made loans to certain of its executive officers related to the exercise of stock options. The notes are collateralized by the underlying stock and the stock is subject to a right of repurchase by the Company in the event of termination. As of June 30, 1997, the amounts outstanding for principal and interest on these loans were $142,052 and $157,501 for Messrs. McKinney and Drew, respectively.

  In September 1996, entities affiliated with Sequoia Capital and Sigma Partners exercised warrants which had exercise prices of $.10 per share and acquired 80,046 and 80,047 shares of the Company's Common Stock, respectively. Mr. McKinney, as trustee of the McKinney Family Trust, also exercised a warrant which had an exercise price of $.10 per share and acquired 75,949 shares of the Company's Common Stock.

  The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors and principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee of the Board of Directors (the "Committee") is responsible for reviewing the compensation and benefits for the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also administers the Company's stock plans.

COMPENSATION PHILOSOPHY

  The Committee's compensation philosophy is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through incentive compensation and stock ownership. The Compensation Committee's objectives are to:

  . ensure that there is an appropriate relationship between executive compensation and the creation of shareholder value;

  . ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

  . ensure that current cash and equity incentive opportunities are competitive with comparable companies.

  The Company currently intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code.

ELEMENTS OF COMPENSATION

  Compensation for executive officers includes both cash and equity elements.

  Cash compensation consists of (i) base salary which is determined on the basis of the level of responsibility, expertise and experience of the executive officer, taking into account competitive conditions in the industry and (ii) cash bonuses based on achievement of corporate goals including revenue and profitability targets.

  Ownership of the Company's Common Stock is a key element of executive compensation. Executive officers and other employees of the Company are eligible to participate in the 1996 Stock Plan (the "Option Plan") and the 1996 Employee Stock Purchase Plan (the "Purchase Plan"). The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new executive officer or other employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current executive officers and employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a 50-month period and thus require the employee's continuing service to the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the shareholders.

  The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company did not contribute to the 401(k) Plan in fiscal year 1997.

FISCAL 1997 EXECUTIVE COMPENSATION

  Executive compensation for fiscal 1997 included base salary and cash bonuses based upon achievement of corporate goals and individual performance goals. Executive officers, like other employees, were eligible for option grants under the Option Plan and to participate in the Purchase Plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  Donald K. McKinney founded the Company in 1991 and since then has been the Chief Executive Officer. In fiscal year 1997, Mr. McKinney earned $245,000 in salary and $105,000 in bonus awards. Mr. McKinney's salary and bonus were based upon the same factors considered for each executive officer, as previously described. The Chief Executive Officer, like other employees, is eligible for option grants under the Option Plan; however, Mr. McKinney did not receive any stock option grants in fiscal year 1997.

STOCK OPTION EXCHANGE

  On April 25, 1997 the Board of Directors approved a plan to offer all employees, excluding executive officers, the opportunity to exchange their outstanding stock options for new options that would be exercisable at the fair market value of the Company's Common Stock as of the closing of the stock market on May 5, 1997 ($19.75). These new options were otherwise identical to the old options. The stock option exchange was an acknowledgment of the importance to the Company of its employees and of the incentive to employees represented by stock options, especially in considering alternative opportunities. The Board considered such factors as the competitive environment for obtaining and retaining qualified employees and the overall benefit to the shareholders from a highly motivated group of employees. No executive officers of the Company participated in the stock option exchange.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Vernon R. Anderson
                                          Douglas Leone

                         STOCK PRICE PERFORMANCE GRAPH

  The following graph compares the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and the H&Q Technology Index. The graph assumes that $100 was invested on September 18, 1996 (the date of the Company's initial public offering) in the Company's Common Stock, the Nasdaq Stock Market Index-U.S. and the H&Q Technology Index, including reinvestment of dividends. No dividends have been paid or declared on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                [COMPARISON OF CUMULATIVE TOTAL RETURN BETWEEN
                   COMPANY, H&Q TECHNOLOGY INDEX AND NASDAQ
             COMPOSITE FROM SEPTEMBER 18, 1996 TO JUNE 27, 1997]

                               9/18/96         6/27/97
INS                            $  100.0        $  150.0
NASDAQ COMPOSITE                  100.0           119.5
H&Q TECHNOLOGY INDEX              100.0           125.0


                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Sunnyvale, California
September 24, 1997

P                       INTERNATIONAL NETWORK SERVICES
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

R         The undersigned shareholder of International Network Services, a
        California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 24, 1997, and hereby appoints Donald K. McKinney and Kevin J. Laughlin,
O and each of them, proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Common Stock of International Network Services that the undersigned is entitled to vote at the Annual Meeting of Shareholders of
X International Network Services to be held on October 30, 1997 at 1:00 p.m., local time, at the Company's headquarters at 1213 Innsbruck Drive, Sunnyvale, CA 94089, or another location, and at any adjournment or adjournments thereof.
Y
          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     SEE REVERSE
                                                                         SIDE
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                 Please mark
                                                                 votes as in
                                                                this example [X]

A vote FOR the following proposals is recommended by the Board of Directors.

                                                               FOR      WITHHELD
                                                               ALL      FROM ALL
1. Election of six directors:                               NOMINEES    NOMINEES
                                                               [_]        [_]
   Nominees: Donald K. McKinney, John L. Drew,
             Douglas C. Alfred, Vernon R. Anderson,
             David Carlick and Lawrence G. Finch.

   [_] For all nominees except as noted above.

2. Proposal to ratify the appointment of Price             FOR  AGAINST  ABSTAIN
   Waterhouse LLP as the Company's independent             [_]    [_]      [_]
   accountants for the fiscal year ending
   June 30, 1998.

3. In their discretion, the Proxies are authorized to vote upon such other business which may properly come before the meeting or any adjournments thereof.

Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should give their titles.

Signature____________________________________ Date _______________

Signature____________________________________ Date _______________

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE